Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey Katzenberg, Kristina M. Leslie and Katherine Kendrick and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 2004 of DreamWorks Animation SKG, Inc. on Form 10-K

(1)	to sign the Annual Report for the fiscal year ended December 31, 2004 of DreamWorks Animation SKG, Inc. on Form 10-K (“2004 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2004 Form 10-K;

(2)	to file such 2004 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

(3)	to take such other action as may be deemed necessary or appropriate in connection with such 2004 Form 10-K;

Registration of Common Stock

(1)	to sign a Registration Statement (the “Registration Statement”) on Form S-1 and/or such other form or forms as may be appropriate, and any related Rule 462(b) Registration Statement, in connection with the registration of Class A common stock of DreamWorks Animation SKG, Inc. to be filed under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to such Registration Statement;

(2)	to file such Registration Statement (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, and any related Rule 462(b) Registration Statement, with the Securities and Exchange Commission; and

(3)	to take such other action as may be deemed necessary or appropriate in connection with such Registration Statement;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21 day of March, 2005.

/s/ Jeffrey Katzenberg
Jeffrey Katzenberg

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey Katzenberg, Kristina M. Leslie and Katherine Kendrick and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 2004 of DreamWorks Animation SKG, Inc. on Form 10-K

(1)	to sign the Annual Report for the fiscal year ended December 31, 2004 of DreamWorks Animation SKG, Inc. on Form 10-K (“2004 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2004 Form 10-K;

(2)	to file such 2004 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

(3)	to take such other action as may be deemed necessary or appropriate in connection with such 2004 Form 10-K;

Registration of Common Stock

(1)	to sign a Registration Statement (the “Registration Statement”) on Form S-1 and/or such other form or forms as may be appropriate, and any related Rule 462(b) Registration Statement, in connection with the registration of Class A common stock of DreamWorks Animation SKG, Inc. to be filed under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to such Registration Statement;

(2)	to file such Registration Statement (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, and any related Rule 462(b) Registration Statement, with the Securities and Exchange Commission; and

(3)	to take such other action as may be deemed necessary or appropriate in connection with such Registration Statement;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21 day of March, 2005.

/s/ Roger Enrico
Roger A. Enrico

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey Katzenberg, Kristina M. Leslie and Katherine Kendrick and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 2004 of DreamWorks Animation SKG, Inc. on Form 10-K

(1)	to sign the Annual Report for the fiscal year ended December 31, 2004 of DreamWorks Animation SKG, Inc. on Form 10-K (“2004 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2004 Form 10-K;

(2)	to file such 2004 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

(3)	to take such other action as may be deemed necessary or appropriate in connection with such 2004 Form 10-K;

Registration of Common Stock

(1)	to sign a Registration Statement (the “Registration Statement”) on Form S-1 and/or such other form or forms as may be appropriate, and any related Rule 462(b) Registration Statement, in connection with the registration of Class A common stock of DreamWorks Animation SKG, Inc. to be filed under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to such Registration Statement;

(2)	to file such Registration Statement (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, and any related Rule 462(b) Registration Statement, with the Securities and Exchange Commission; and

(3)	to take such other action as may be deemed necessary or appropriate in connection with such Registration Statement;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21 day of March, 2005.

/s/ David Geffen
David Geffen

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey Katzenberg, Kristina M. Leslie and Katherine Kendrick and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 2004 of DreamWorks Animation SKG, Inc. on Form 10-K

(1)	to sign the Annual Report for the fiscal year ended December 31, 2004 of DreamWorks Animation SKG, Inc. on Form 10-K (“2004 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2004 Form 10-K;

(2)	to file such 2004 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

(3)	to take such other action as may be deemed necessary or appropriate in connection with such 2004 Form 10-K;

Registration of Common Stock

(1)	to sign a Registration Statement (the “Registration Statement”) on Form S-1 and/or such other form or forms as may be appropriate, and any related Rule 462(b) Registration Statement, in connection with the registration of Class A common stock of DreamWorks Animation SKG, Inc. to be filed under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to such Registration Statement;

(2)	to file such Registration Statement (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, and any related Rule 462(b) Registration Statement, with the Securities and Exchange Commission; and

(3)	to take such other action as may be deemed necessary or appropriate in connection with such Registration Statement;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney is being executed solely in the undersigned’s capacity as a director of DreamWorks Animation SKG, Inc., and nothing herein shall be deemed to be a consent or waiver of any rights of the undersigned or any of his affiliates as a direct or indirect stockholder of DreamWorks Animation SKG, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21 day of March, 2005.

/s/ Paul G. Allen
Paul G. Allen

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey Katzenberg, Kristina M. Leslie and Katherine Kendrick and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 2004 of DreamWorks Animation SKG, Inc. on Form 10-K

(1)	to sign the Annual Report for the fiscal year ended December 31, 2004 of DreamWorks Animation SKG, Inc. on Form 10-K (“2004 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2004 Form 10-K;

(2)	to file such 2004 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

(3)	to take such other action as may be deemed necessary or appropriate in connection with such 2004 Form 10-K;

Registration of Common Stock

(1)	to sign a Registration Statement (the “Registration Statement”) on Form S-1 and/or such other form or forms as may be appropriate, and any related Rule 462(b) Registration Statement, in connection with the registration of Class A common stock of DreamWorks Animation SKG, Inc. to be filed under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to such Registration Statement;

(2)	to file such Registration Statement (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, and any related Rule 462(b) Registration Statement, with the Securities and Exchange Commission; and

(3)	to take such other action as may be deemed necessary or appropriate in connection with such Registration Statement;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21 day of March, 2005.

/s/ Lewis W. Coleman
Lewis W. Coleman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey Katzenberg, Kristina M. Leslie and Katherine Kendrick and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 2004 of DreamWorks Animation SKG, Inc. on Form 10-K

(1)	to sign the Annual Report for the fiscal year ended December 31, 2004 of DreamWorks Animation SKG, Inc. on Form 10-K (“2004 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2004 Form 10-K;

(2)	to file such 2004 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

(3)	to take such other action as may be deemed necessary or appropriate in connection with such 2004 Form 10-K;

Registration of Common Stock

(1)	to sign a Registration Statement (the “Registration Statement”) on Form S-1 and/or such other form or forms as may be appropriate, and any related Rule 462(b) Registration Statement, in connection with the registration of Class A common stock of DreamWorks Animation SKG, Inc. to be filed under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to such Registration Statement;

(2)	to file such Registration Statement (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, and any related Rule 462(b) Registration Statement, with the Securities and Exchange Commission; and

(3)	to take such other action as may be deemed necessary or appropriate in connection with such Registration Statement;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21 day of March, 2005.

/s/ Nathan Myhrvold
Nathan Myhrvold

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey Katzenberg, Kristina M. Leslie and Katherine Kendrick and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 2004 of DreamWorks Animation SKG, Inc. on Form 10-K

(1)	to sign the Annual Report for the fiscal year ended December 31, 2004 of DreamWorks Animation SKG, Inc. on Form 10-K (“2004 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2004 Form 10-K;

(2)	to file such 2004 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

(3)	to take such other action as may be deemed necessary or appropriate in connection with such 2004 Form 10-K;

Registration of Common Stock

(1)	to sign a Registration Statement (the “Registration Statement”) on Form S-1 and/or such other form or forms as may be appropriate, and any related Rule 462(b) Registration Statement, in connection with the registration of Class A common stock of DreamWorks Animation SKG, Inc. to be filed under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to such Registration Statement;

(2)	to file such Registration Statement (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, and any related Rule 462(b) Registration Statement, with the Securities and Exchange Commission; and

(3)	to take such other action as may be deemed necessary or appropriate in connection with such Registration Statement;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21 day of March, 2005.

/s/ Howard Schultz
Howard Schultz

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey Katzenberg, Kristina M. Leslie and Katherine Kendrick and each of them her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 2004 of DreamWorks Animation SKG, Inc. on Form 10-K

(1)	to sign the Annual Report for the fiscal year ended December 31, 2004 of DreamWorks Animation SKG, Inc. on Form 10-K (“2004 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2004 Form 10-K;

(2)	to file such 2004 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

(3)	to take such other action as may be deemed necessary or appropriate in connection with such 2004 Form 10-K;

Registration of Common Stock

(1)	to sign a Registration Statement (the “Registration Statement”) on Form S-1 and/or such other form or forms as may be appropriate, and any related Rule 462(b) Registration Statement, in connection with the registration of Class A common stock of DreamWorks Animation SKG, Inc. to be filed under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to such Registration Statement;

(2)	to file such Registration Statement (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, and any related Rule 462(b) Registration Statement, with the Securities and Exchange Commission; and

(3)	to take such other action as may be deemed necessary or appropriate in connection with such Registration Statement;

as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21 day of March, 2005.

/s/ Mellody Hobson
Mellody Hobson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey Katzenberg and Katherine Kendrick and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 2004 of DreamWorks Animation SKG, Inc. on Form 10-K

(1)	to sign the Annual Report for the fiscal year ended December 31, 2004 of DreamWorks Animation SKG, Inc. on Form 10-K (“2004 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2004 Form 10-K;

(2)	to file such 2004 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

(3)	to take such other action as may be deemed necessary or appropriate in connection with such 2004 Form 10-K;

Registration of Common Stock

(1)	to sign a Registration Statement (the “Registration Statement”) on Form S-1 and/or such other form or forms as may be appropriate, and any related Rule 462(b) Registration Statement, in connection with the registration of Class A common stock of DreamWorks Animation SKG, Inc. to be filed under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) to such Registration Statement;

(2)	to file such Registration Statement (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, and any related Rule 462(b) Registration Statement, with the Securities and Exchange Commission; and

(3)	to take such other action as may be deemed necessary or appropriate in connection with such Registration Statement;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21 day of March, 2005.

/s/ Kristina M. Leslie
Kristina M. Leslie